Exhibit 99.1
Saga Communications, Inc.
Reports 2nd Quarter 2006 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — August 8, 2006 — Saga Communications, Inc. (NYSE-SGA) today reported that 2nd quarter 2006 net operating revenue increased 0.5% over the comparable period in 2005 to $37.8 million and operating income increased 3.8% to $8.9 million. Net income increased $.9 million to $4.0 million ($.19 per fully diluted share) for the quarter ended June 30, 2006 compared to $3.1 million ($.15 per fully diluted share) for the comparable period in 2005. For the same period, station operating expense decreased 1.1% to $26.4 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue decreased 0.7% to $37.0 million, operating income increased 2.8% to $8.7 million and station operating expense decreased 2.4% to $25.8 million.
For the six month period ended June 30, 2006, net operating revenue decreased 0.7% over the comparable period in 2005 to $68.9 million, operating income decreased 3.7% to $13.4 million and net income increased to $5.5 million ($.27 per fully diluted share) compared to $5.2 million ($.25 per fully diluted share) for the comparable period in 2005. For the same period, station operating expense decreased 0.6% to approximately $51.1 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the six months, net operating revenue decreased 2.2% to $67.6 million, operating income decreased 4.4% to $13.2 million and station operating expense decreased 2.5% to $49.9 million.
Capital expenditures in the second quarter of 2006 were $2.8 million of which $0.3 million were as a result of acquisitions, $0.6 million were related to digital radio and $0.5 million were related to digital television. For the six months capital expenditures were $4.7 million of which $0.7 million were as a result of acquisitions, $0.7 million were related to digital radio and $0.9 million were related to digital television. Currently, we expect capital expenditures for the year to be approximately $9.5 million.

The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2006 and 2005 acquisitions and dispositions occurred as of January 1, 2005.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 26 markets, including 58 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s second quarter 2006 results conference call will be on Tuesday, August 8 at 2:00 PM. The dial in number for domestic calls is 800/230-1059. For international callers the number is 612/332-0226. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 836137. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Month Periods
Ended June 30, 2006 and 2005
(amounts in 000’s except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Operating Results
Net operating revenue	$37,745	$37,554	$68,936	$69,384
Station operating expense	26,369	26,656	51,072	51,354
Corporate general and administrative	2,499	2,348	4,480	4,126

Operating income	8,877	8,550	13,384	13,904
Interest expense	2,355	1,806	4,632	3,429
Other (income) expense, net	(215)	1,471	(570)	1,538

Income before income tax	6,737	5,273	9,322	8,937
Income tax expense	2,749	2,201	3,809	3,700

Net income	$3,988	$3,072	$5,513	$5,237

Earnings per share:
Basic	$0.19	$0.15	$0.27	$0.26

Diluted	$0.19	$0.15	$0.27	$0.25

Weighted average common shares	20,575	20,388	20,528	20,508
Weighted average common shares and common share equivalents	20,593	20,596	20,547	20,771

Free Cash Flow
Net Income	$3,988	$3,072	$5,513	$5,237
Plus: Depreciation and amortization:
Station	1,950	2,138	3,881	4,233
Corporate	48	49	96	99
Deferred tax provision	1,311	1,029	1,771	1,590
Other (income) expense, net	(215)	1,471	(570)	1,538
Non-cash compensation	369	84	599	109
Less: Capital expenditures	(2,745)	(3,121)	(4,712)	(7,388)

Free cash flow	$4,706	$4,722	$6,578	$5,418

Balance Sheet Data
Working capital			$21,755	$23,673
Net fixed assets			70,337	73,301
Net intangible assets and other assets			208,203	205,654
Total assets			316,783	317,868
Long term debt (including current portion of $0 and $1,061, respectively)			136,911	155,911
Stockholders’ equity			131,210	120,223

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$37,745	$37,554	$37,026	$37,286	$37,745	$38,000
Station operating expense	26,369	26,656	25,801	26,447	26,369	27,030
Corporate general and administrative	2,499	2,348	2,499	2,348	2,499	2,348

Operating income	8,877	8,550	$8,726	$8,491	8,877	8,622

Interest expense	2,355	1,806			2,355	1,894
Other (income) expense, net	(215)	1,471			(215)	1,466
Income tax expense	2,749	2,201			2,749	2,196

Net income	$3,988	$3,072			$3,988	$3,066

Earnings per share:
Basic	$0.19	$0.15			$0.19	$0.15

Diluted	$0.19	$0.15			$0.19	$0.15

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$33,418	$33,605	$32,699	$33,337	$33,418	$34,051
Station operating expense	22,960	23,316	22,392	23,107	22,960	23,690

Operating income	$10,458	$10,289	$10,307	$10,230	$10,458	$10,361

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$4,327	$3,949	$4,327	$3,949	$4,327	$3,949
Station operating expense	3,409	3,340	3,409	3,340	3,409	3,340

Operating income	$918	$609	$918	$609	$918	$609

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and Amortization	June 30,		June 30,		June 30,
by Segment	2006	2005	2006	2005	2006	2005

Radio Segment	$1,536	$1,716	$1,426	$1,669	$1,536	$1,808
Television Segment	414	422	414	422	414	422
Corporate and Other	48	49	48	49	48	49

	$1,998	$2,187	$1,888	$2,140	$1,998	$2,279

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
Consolidated	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$68,936	$69,384	$67,604	$69,116	$68,936	$70,397
Station operating expense	51,072	51,354	49,889	51,145	51,072	52,311
Corporate general and administrative	4,480	4,126	4,480	4,126	4,480	4,126

Operating income	$13,384	$13,904	$13,235	$13,845	$13,384	$13,960

Interest expense	4,632	3,429			4,632	3,649
Other (income) expense, net	(570)	1,538			(570)	1,523
Income tax expense	3,809	3,700			3,809	3,643

Net income	$5,513	$5,237			$5,513	$5,145

Earnings per share:
Basic	$0.27	$0.26			$0.27	$0.25

Diluted	$0.27	$0.25			$0.27	$0.25

	As-Reported		Same Station		Pro Forma (1)
Radio Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$60,698	$61,977	$59,366	$61,709	$60,698	$62,990
Station operating expense	44,375	44,725	43,192	44,516	44,375	45,682

Operating income	$16,323	$17,252	$16,174	$17,193	$16,323	$17,308

	As-Reported		Same Station		Pro Forma (1)
Television Segment	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2006	2005	2006	2005	2006	2005

Net operating revenue	$8,238	$7,407	$8,238	$7,407	$8,238	$7,407
Station operating expense	6,697	6,629	6,697	6,629	6,697	6,629

Operating income	$1,541	$778	$1,541	$778	$1,541	$778

	As-Reported		Same Station		Pro Forma (1)
	Six Months Ended		Six Months Ended		Six Months Ended
Depreciation and Amortization	June 30,		June 30,		June 30,
by Segment	2006	2005	2006	2005	2006	2005

Radio Segment	$3,075	$3,369	$2,825	$3,322	$3,075	$3,599
Television Segment	806	864	806	864	806	864
Corporate and Other	96	99	96	99	96	99

	$3,977	$4,332	$3,727	$4,285	$3,977	$4,562

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
As of June 30, 2006
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
Consolidated	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2006	2005	2006	2005	2005	2005

Net operating revenue	$31,191	$32,397	$37,745	$38,000	$35,961	$35,445
Station operating expense	24,703	25,281	26,369	27,030	26,110	26,947
Corporate general and administrative	1,981	1,778	2,499	2,348	1,934	2,114
Impairment of intangible assets	—	—	—	—	—	1,168

Operating income	4,507	5,338	8,877	8,622	7,917	5,216
Interest expense	2,277	1,755	2,355	1,894	2,082	2,075
Other (income) expense, net	(355)	57	(215)	1,466	(35)	1,165
Income tax expense	1,060	1,447	2,749	2,196	2,430	87

Net income	$1,525	$2,079	$3,988	$3,066	$3,440	$1,889

Earnings per share:
Basic	$0.07	$0.10	$0.19	$0.15	$0.17	$0.09

Diluted	$0.07	$0.10	$0.19	$0.15	$0.17	$0.09

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
Radio Segment	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
	2006	2005	2006	2005	2005	2005

Net operating revenue	$27,280	$28,939	$33,418	$34,051	$32,263	$31,357
Station operating expense	21,415	21,992	22,960	23,690	22,728	23,514
Impairment of intangible assets	—	—	—		—	890

Operating income	$5,865	$6,947	$10,458	$10,361	$9,535	$6,953

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
	March 31,		June 30,		September 30,	December 31,
Television Segment	2006	2005	2006	2005	2005	2005

Net operating revenue	$3,911	$3,458	$4,327	$3,949	$3,698	$4,088
Station operating expense	3,288	3,289	3,409	3,340	3,382	3,433
Impairment of intangible assets	—	—	—	—	—	278

Operating income	$623	$169	$918	$609	$316	$377

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)	Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended	Three Months Ended
Depreciation and Amortization	March 31,		June 30,		September 30,	December 31,
by Segment	2006	2005	2006	2005	2005	2005

Radio Segment	$1,539	$1,791	$1,536	$1,808	$1,812	$1,894
Television Segment	392	442	414	422	446	456
Corporate and Other	48	50	48	49	50	50

	$1,979	$2,283	$1,998	$2,279	$2,308	$2,400

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$37,745	($719)	$37,026	$37,554	($268)	$37,286
Station operating expense	26,369	(568)	25,801	26,656	(209)	26,447
Corporate general and administrative	2,499	—	2,499	2,348	—	2,348

Operating income	$8,877	($151)	$8,726	$8,550	($59)	$8,491

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$33,418	($719)	$32,699	$33,605	($268)	$33,337
Station operating expense	22,960	(568)	22,392	23,316	(209)	23,107

Operating income	$10,458	($151)	$10,307	$10,289	($59)	$10,230

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$4,327	—	$4,327	$3,949	—	$3,949
Station operating expense	$3,409	—	$3,409	$3,340	—	$3,340

Operating income	$918	—	$918	$609	—	$609

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Consolidated	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$68,936	($1,332)	$67,604	$69,384	($268)	$69,116
Station operating expense	51,072	(1,183)	49,889	51,354	(209)	51,145
Corporate general and administrative	4,480	—	4,480	4,126	—	4,126

Operating income	$13,384	($149)	$13,235	$13,904	($59)	$13,845

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Radio Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$60,698	($1,332)	$59,366	$61,977	($268)	$61,709
Station operating expense	44,375	(1,183)	43,192	44,725	(209)	44,516

Operating income	$16,323	($149)	$16,174	$17,252	($59)	$17,193

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
Television Segment	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2006	Period	2006	2005	Period	2005

Net operating revenue	$8,238	$0	$8,238	$7,407	$0	$7,407
Station operating expense	6,697	0	6,697	6,629	0	6,629

Operating income	$1,541	$0	$1,541	$778	$0	$778